Exhibit 10.1

ELEVENTH MODIFICATION TO LOAN DOCUMENTS

THIS ELEVENTH MODIFICATION TO LOAN DOCUMENTS (herein the “Modification”) is made and entered into as of this 29th day of June, 2012, by and between Intelligent Systems Corporation, a Georgia corporation (herein the “Borrower”), Corecard Software, Inc., a Delaware corporation and Chemfree Corporation, a Georgia corporation (the aforesaid two corporations being individually and collectively referred to herein as the “Guarantors”), and Fidelity Bank, a Georgia state chartered bank  (f/k/a Fidelity National Bank ) (herein the “Lender”).

RECITALS:

WHEREAS, on October 1, 2003, Lender made a loan to Borrower in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the “Loan”) evidenced by that certain Commercial Promissory Note dated October 1, 2003 executed by Borrower in favor of Lender (herein the “Note”).

WHEREAS, the Loan and the Note are secured and evidenced by, among other instruments, the following:

(a)	Security Agreement from Borrower in favor of Lender dated of even date with the Note (herein the “Security Agreement”);

(b)	Loan Agreement by and between Borrower and Lender dated of even date with the Note (herein the “Loan Agreement”);

(c)	Financing Statement filed in Gwinnett County, Georgia records, File no. 067-2003-010805 (herein the “Borrower Financing Statement”).

(d)	Negative Pledge Agreement by and between Borrower and Lender dated of even date with the Note (herein the “Negative Pledge Agreement”);

(e)	Assignment of Policy as Collateral Security from Borrower in favor of Lender dated of even date with the Note (herein the “Life Insurance Assignment”); and

(f)	Subordination Agreements from Borrower and certain of the Guarantors in favor of Lender dated of even date with the Note (herein “Subordination Agreements”).

The Security Agreement, the Loan Agreement, the Financing Statement, the Negative Pledge Agreement, the Life Insurance Assignment and the Subordination Agreements are collectively referred to herein as the “Loan Documents”.

WHEREAS, on October 1, 2003, each of the Guarantors executed a Guaranty in favor of Lender whereby each of the Guarantors guaranteed all of the obligations of Borrower to Lender contained under the Loan, Note and Loan Documents (herein collectively the “Guaranties”);

WHEREAS, in order to secure their obligations under the terms of the Guaranties, each of the Guarantors executed in favor of Lender certain Security Agreements dated October 1, 2003 (herein the “Guarantor Security Agreements”), which Guarantor Security Agreements are further evidenced by a Financing Statement filed in Gwinnett County, Georgia Records File No. 067-2003-010805 and that certain Financing Statement filed with the Delaware Department of State under Filing No. 20032749870 (herein collectively the “Guarantor Financing Statements”) (the Guaranties, the Guarantor Security Agreements and the Guarantor Financing Statements are herein collectively referred to herein as the “Guaranty Documents”);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain First Modification of Loan Documents dated as of September 1, 2004 for the purpose of extending the Maturity Date of the Loan on the Note from September 1, 2004 to September 1, 2005 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid First Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Second Modification of Loan Documents dated as of September 1, 2005 for the purpose of extending the Maturity Date of the Loan on the Note from September 1, 2005 to September 1, 2006 and to increase the maximum availability under the Loan and the Note from $1,500,000 to $2,000,000 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Second Modification of Loan Documents);

WHEREAS, Borrower requested and Lender agreed to increase the maximum availability under the Loan and the Note from $2,000,000 to $2,500,000 and Borrower, Guarantors and Lender entered into that certain Third Modification of Loan Documents dated as of June 16, 2006 in order to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth therein (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Third Modification of Loan Documents);

WHEREAS, Borrower requested and Lender agreed to decrease the maximum availability under the Loan and the Note from $2,500,000 to $2,000,000 and to further extend the Maturity Date of the Loan and Note from September 1, 2006 to December 1, 2006, and Borrower, Guarantors and Lender entered into that certain Fourth Modification of Loan Documents dated on or about August 9, 2006 in order to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth therein (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Fourth Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Fifth Modification of Loan Documents dated as of December 1, 2006 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2006 to December 1, 2007 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Fifth Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Sixth Modification of Loan Documents dated as of December 1, 2007 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2007 to December 1, 2008 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Sixth Modification of Loan Documents);

WHEREAS, Lender filed (i) a continuation statement in the UCC Records of Gwinnett County, Georgia under File No. 067-2008-003877 on April 15, 2008, which continuation statement continued in full force and effect both the Financing Statement and the Guarantor Financing Statement of record naming Borrower, QS Technologies, Inc. and Chemfree Corporation as debtors, and (ii) a continuation statement in the UCC Records of the Secretary of State of Delaware under File No. 20081731866 on May 20, 2008, which continuation statement continued in full force and effect both the Guarantor Financing Statement of record Visaer, Inc. and Corecard Software, Inc. as debtors.

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Seventh Modification of Loan Documents dated as of December 1, 2008 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2008 to June 30, 2009 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Seventh Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Eight Modification of Loan Documents dated as of June 26, 2009 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2009  to June 30, 2010 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Eight Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Ninth Modification of Loan Documents dated as of June 28, 2010 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2010  to June 30, 2011 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Ninth Modification of Loan Documents);

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Tenth Modification of Loan Documents dated as of June 30, 2011 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2011  to June 30, 2012 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Ninth Modification of Loan Documents);

WHEREAS, Borrower has requested and Lender has agreed to further extend the maturity date of the Loan and Note from June 30, 2012 to June 30, 2014,  and Borrower, Guarantors and Lender desire to enter into this Amendment in order to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby agree as follows:

1.           Recitals.  The foregoing recitals are true and correct and are incorporated herein by this reference.

2.           Capitalized Terms.  All capitalized terms contained in this Modification shall have the same meaning afforded to them in the Note, Loan Documents and Guaranty Documents.

3.           Specific Modifications to Documents.

a.	The Note, each of the Loan Documents and each of the Guaranty Documents are hereby modified to reflect that the maximum availability under the terms of the Loan shall be equal to $1,250,000.

b.
The Maturity Date of the Loan and the Note is hereby extended from June 30, 2012 to June 30, 2014, and Section 11.1 of the Loan Agreement is hereby modified to provide that the date set forth in the third line of such Section 11.1 shall hereafter read “June 29, 2014”.

c.
The Note is hereby modified to provide that interest shall continue to accrue thereunder at the greater of (i) the “prime rate” of Lender (as defined on the face of the Note) plus one and one half percent (1.5%) per annum, or (ii) six percent (6.0%), and shall be adjusted daily with changes in the prime rate during the term of the Note in the event the prime rate of Lender shall be greater than four and one-half percent (4.5%).

d.	In connection with the execution of this Modification, Borrower shall pay to Lender a loan extension fee in the amount of $6,250.00.

e.
Section 7.11 of the Loan Agreement (which was added to the Loan Agreement pursuant to the Eighth Modification of Loan Documents referenced in the recitals hereinabove) is hereby modified to provide that the Borrower shall maintain a minimum Tangible Net Worth of $4,800,000 as of the end of each calendar quarter during the remaining term of the Loan.

f.
Section 1.1(c)(v) of the Loan Agreement is hereby amended to provide that the advance rate on the Eligible Inventory of ChemFree is hereby decreased from 50% to 10%.  All other advance rates set forth in such paragraph shall remain unchanged (as amended by prior amendments of the Loan Agreement).

g.
Section 3.2 of the Loan Agreement is revised to provide that Borrower shall not be required to provide Lender with a monthly Borrowing Base Certificate in the event the outstanding balance of the Loan is equal to zero; provided Borrower shall fully comply with the terms of such Section 3.2 at all other times.

4.           No Impairment.  Borrower and Guarantors agree that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower and Guarantors to Lender or the priority of any lien evidenced by the Note, the Loan Documents or the Guaranty Documents, except as modified hereby.

5.           No Defenses.  Borrower and Guarantors acknowledge that they have no offsets, claims, counterclaims or defenses against Lender or under any of their obligations contained in the Note, the Loan Documents or the Guaranty Documents and to the extent any such offsets, claims, counterclaims, or defenses exist, the same are hereby waived by the Borrower and Guarantors.

6.           Ratification.  Except as amended hereby, each and every term and provision of the Note, the Loan Documents and the Guaranty Documents are hereby ratified and affirmed by Borrower and Guarantors and shall remain in full force and effect. The Borrower and Guarantors hereby specifically acknowledge and consent to the extension of the Maturity Date from June 30, 2012 to June 30, 2014, as well as the release by Lender of QS Technologies, Inc. and Newvisco, Inc. (as successor to Visaer, Inc.) as guarantors under the Loan.

7.           No Novation.  It is the intention of the parties hereto that the execution and delivery of this Modification shall in no way constitute a novation or extinguishment of the debt evidenced by the Note, Loan Documents or the Guaranty Documents.

8.           Effect of Modification.  In signing this Modification, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this Modification, and they have voluntarily signed this Modification with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Modification and consult with counsel of their choice prior to making such decision to execute this Modification.  The parties hereby represent and warrant that this Modification is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Modification, and this Modification constitutes the entire Modification between the parties hereto and that no promise or inducement or consideration, other than that expressed in the within and foregoing Modification, has been offered or accepted and all such prior inducements or considerations are deemed merged herein.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)
(SIGNATURE PAGE TO ELEVENTH MODIFICATION TO LOAN DOCUMENTS TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Guarantors and Lender have set their hands and seals to this Eleventh Modification as of the day and year first above-written.

BORROWER: INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation

By:	/s/ J. Leland Strange
Title:	Pres/CEO
Attest:	/s/ Bonnie Herron
Title:	CFO

[CORPORATE SEAL]

CORECARD SOFTWARE, INC., a Delaware corporation

By:	/s/ J. Leland Strange
Title:	Pres/CEO
Attest:	/s/ Bonnie Herron
Title:	Secretary

[CORPORATE SEAL]

CHEMFREE CORPORATION, a Georgia corporation

By:	/s/ Frank A. Marks
Title:	Pres.
Attest:	/s/ Bonnie Herron
Title:	Secretary

[CORPORATE SEAL]

LENDER:

FIDELITY BANK, a Georgia state chartered bank (f/k/a Fidelity National Bank) a Georgia corporation

By:	/s/ Raymond Zavacki
Title:	Vice President

(BANK SEAL)

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